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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event being Reported): May 25, 2004

                              AMEDIA NETWORKS, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                  0-22055                      11-3223672
(State or other Jurisdiction of    (Commission                (IRS Employer No.)
Identification Incorporation)      File Number)

                              4424 Sixteenth Avenue
                            Brooklyn, New York 11204
                    (Address of Principal Executive Offices)


                                 (718) 851-2881
              (Registrant's Telephone Number, including Area Code)

                             TTR TECHNOLOGIES, INC.
          (Former Name or Former Address, If Changed Since Last Report)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

     On May 25, 2004, TTR Technologies, Inc. announced that it changed its name to Amedia Networks, Inc. (hereinafter, "Amedia" or the "Company"). The corporate name change was approved by the Company's stockholders at the 2004 annual stockholder meeting held on May 25, 2004.

     In connection with the name change, on May 28, 2004, the Company's stock symbol on the over-the-counter Bulletin Board was changed to "AANI".

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused his report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: June 2, 2004                        AMEDIA NETWORKS, INC.

                                             By: /s/ Frank Galuppo
                                             ---------------------------
                                             Frank Galuppo
                                             Chief Executive Officer